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                                                                   EXHIBIT 10.21


                               SECURITY AGREEMENT


        THIS SECURITY AGREEMENT (the "Agreement") is made and dated this 14th day of June 1994, by and between SIGNAL PHARMACEUTICALS, INC. ("Secured Party") and Alan J. Lewis ("Borrower").


                                    RECITALS

        A. In order to allow Borrower to purchase a residence, Secured Party has accepted the promissory note of Borrower in the amount of two hundred fifty thousand dollars ($250,000), dated concurrently herewith (the "Note"), pursuant to which Secured Party has agreed to lend $250,000 to Borrower on the terms and subject to the conditions set forth therein. All terms not otherwise defined herein are used with the same meaning as set forth in the Note.

        B. As security for the payment and performance of its obligations to Secured Party under the Note and under this Security Agreement, it is the intent of Borrower to grant to Secured Party and to create a security interest in certain property of Borrower, as hereinafter provided.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Secured Party and Borrower hereby agree as follows:

        1. Stock Pledge. As security for payment and performance of the obligations of Borrower to Secured Party described in Paragraph 2 below (collectively and severally, the "Obligations"), Borrower hereby assigns and pledges to Secured Party all shares of the Common Stock of Signal Pharmaceuticals, Inc. now or hereafter owned by Borrower (the "Pledged Shares"). Borrower shall deliver the Pledged Shares and a duly endorsed collateral stock power relating to the Pledged Shares to Secured Party and Secured Party hereby acknowledges receipt of the Pledged Shares and the endorsed collateral stock power. Secured Party shall hold the Pledged Shares as security for repayment of the Note in full.

        (a) During the term of this pledge, all cash dividends paid in respect of the Pledged Shares shall be delivered to Secured Party and applied to payment of the Note and all stock dividends shall be delivered to and held by Secured Party as though they were Pledged Shares (hereafter, collectively, the "Shares").


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        (b)     During the term of this pledge, Borrower shall have all voting rights, if any, with respect to the Pledged Shares or any other shares held by Secured Party pursuant to this Agreement on all matters on which such shares may from time to time be voted.

        (c) Upon payment in full of the indebtedness evidenced by the Note, Secured Party shall surrender the Pledged Shares to Borrower. Upon payment in part of the indebtedness evidenced by the Note, and upon consent of Secured Party to be given or withheld in the exercise of Secured Party's absolute discretion, Secured Party shall surrender such Pledged Shares to Borrower as Secured Party authorizes.

        2. Obligations. The Obligations of Borrower secured by this Security Agreement shall consist of the debt, obligations and liabilities of Borrower to Secured Party arising out of, connected with or related to the Note and this Security Agreement and all amendments or extensions or renewals of the Note, and/or this Security Agreement, whether now existing or hereafter arising, voluntary or involuntary, whether or not jointly owed with others, direct or indirect, absolute or contingent, liquidated or unliquidated, and whether or not from time to time decreased or extinguished and later increased, created or incurred.

        3. Additional Representations and Warranties. Borrower hereby represents and warrants that except as heretofore disclosed to Secured Party in writing, Borrower is the owner of the Shares and such other property as to which Borrower may grant Secured Party a security interest pursuant to Paragraph 7 hereof (hereafter, collectively, the "Collateral") (or, in the case of after-acquired Collateral, at the time Borrower acquires rights in the Collateral, will be the owner thereof) and that, no other person has (or, in the case of after-acquired Collateral, at the time Borrower acquires rights therein, will have) any right, title, claim or interest (by way of security interest or other lien or charge or otherwise) in, against or to the Collateral.

        4. Covenants of Borrower. Borrower hereby agrees (a) to do all acts that may be necessary to maintain, preserve and protect the Collateral and Secured Party's interest in the Collateral; (b) not to use or permit any Collateral to be used unlawfully or in violation of any provision of this Security Agreement, or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral; (c) to pay promptly when due all taxes, assessments, charges, encumbrances and liens now or hereafter imposed upon or affecting any Collateral; (d) to procure, execute and deliver from time to time any endorsements, assignments, financing statements and other writing deemed necessary or appropriate by Secured Party to perfect, maintain and protect its security interest hereunder and the priority thereof and to deliver promptly to Secured Party all originals of Collateral or proceeds consisting of chattel paper or instruments; (e) to appear in and defend any action or proceeding which may affect its title to or Secured Party's interest in the Collateral; (f) if Secured Party gives value to enable Borrower to acquire rights in or the use of any Collateral, to use such value for such purpose; (g) to keep separate, accurate and


                                       2.
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complete records of the Collateral and to provide Secured Party with such records and such other reports and information relating to the Collateral as Secured Party may request from time to time; and (h) not to surrender or lose possession of (other than to Secured Party), sell, encumber, lease, rent, or otherwise dispose of or transfer any Collateral or right or interest therein, and, notwithstanding any provision of the Agreement, to keep the Collateral free of all levies and security interests or other liens or charges except those approved in writing by Secured Party.

        5. Authorized Action By Secured Party. Borrower hereby irrevocably appoints Secured Party as its attorney-in-fact to do (but Secured Party shall not be obligated to and shall incur no liability to Borrower or any third party for failure so to do) any act which Borrower is obligated by this Security Agreement to do, and to exercise such rights and powers as Borrower might exercise with respect to the Collateral, including, without limitation, the right to (a) collect by legal proceedings or otherwise and endorse, receive and receipt for all dividends, interest, payments, proceeds and other sums and property now or hereafter payable on or on account of the Collateral; (b) enter into any extension, reorganization, deposit, merger, consolidation or other agreement pertaining to, or deposit, surrender, accept, hold or apply other property in exchange for the Collateral; (c) insure, process and preserve the Collateral; (d) transfer the Collateral to its own or its nominee's name; and
(e) make any compromise or settlement, and take any action it deems advisable, with respect to the Collateral. Borrower agrees to reimburse Secured Party upon demand for any costs and expenses, including, without limitation, attorneys' fees, Secured Party may incur while acting as Borrower's attorney-in-fact hereunder, all of which costs and expenses are included in the Obligations secured hereby. It is further agreed and understood between the parties hereto that such care as Secured Party gives to the safekeeping of its own property of like kind shall constitute reasonable care of the Collateral when in Secured Party's possession; provided, however, that Secured Party shall not be required to make any presentment, demand or protest, or give any notice and need not take any action to preserve any rights against any prior party or any other person in connection with the Obligations or with respect to the Collateral.

        6. Default and Remedies. The occurrence of one or more of the following events shall constitute an event of default under this Agreement: (a) failure of Borrower to pay when due under the Note principal or accrued interest; (b) the occurrence of any event of default specified in the Note; (c) the failure of Borrower to perform any obligation imposed upon Borrower by reason of this Agreement; or (d) the breach of any warranty of the Borrower contained in this Agreement. Upon the occurrence of any such event of default, Secured Party may, at its option, and without notice to or demand on Borrower and in addition to all rights and remedies available to Secured Party under the Agreement, declare the Note to become immediately due and payable and do any of the following: (a) transfer record ownership of the Shares to itself and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Shares; (b) sell, lease or otherwise dispose of any Collateral at one or more public or private sales, whether or not such Collateral is present


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at the place of sale, for cash or credit or future delivery, on such terms and in such manner as Secured Party may determine; and (c) apply any proceeds realized from the disposition of the Collateral pursuant to the power of sale hereby granted to Secured Party first to the payment of expenses incurred by Secured Party in connection with the disposition, and the balance to the payment of the Note. Any surplus proceeds shall be paid over to the Borrower.

        7. Deemed Insecure. In the event and at such time as Secured Party reasonably deems the security interest in the Shares granted pursuant to Paragraph 2 of this Agreement to be insufficient to secure payment and performance of the Obligations, Secured Party may, pursuant to the terms of this Agreement, require Borrower and Borrower hereby agrees (a) to grant Secured Party a security interest in such additional property as Secured Party in its sole discretion may designate; and (b) to procure, execute and deliver any endorsements, assignments, financing statements and any other writing or instrument deemed necessary and appropriate by Secured Party to perfect, maintain and protect its security interest in such additional property and the priority thereof. Such additional property shall be considered Collateral for all purposes of this Agreement.

        8. Cumulative Rights. The rights, powers and remedies of Secured Party under this Security Agreement shall be in addition to all rights, powers and remedies given to Secured Party by virtue of any statute or rule of law, the Note or any other agreement, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing Secured Party's security interest in the Collateral.

        9. Waiver. Any forbearance or failure to delay by Secured Party in exercising any right, power or remedy shall not preclude the further exercise thereof and every right, power or remedy of Secured Party shall continue in full force and effect until such right, power or remedy is specifically waived in a writing executed by Secured Party. Borrower waives any right to require Secured Party to proceed against any person or to exhaust any Collateral or to pursue any remedy in Secured Party's power.

        10. Setoff. Borrower agrees that Secured Party may exercise its rights of setoff with respect to the Obligations in the same manner as if the Obligations were unsecured.

        11. Binding Upon Successors. All rights of Secured Party under this Security Agreement shall inure to the benefit of its successors and assigns, and all obligations of Borrower shall bind its heirs, executors, administrators, successors and assigns.

        12. Entire Agreement: Severability. This Security Agreement contains the entire security agreement between Secured Party and Borrower. If any of the provisions of this Security Agreement shall be held invalid or unenforceable, this Security Agreement


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shall be construed as if not containing those provisions and the rights and obligations of the parties hereto shall be construed and enforced accordingly.

        13. References. The singular includes the plural. If more than one executes this Security Agreement, the term Borrower shall be deemed to refer to each of the undersigned as well as to all of them and their obligations and agreements hereunder shall be joint and several. If any of the undersigned is a married person, recourse may be had against his or her separate property for the Obligations.

        14. Choice of Law. This Security Agreement shall be construed in accordance with and governed by the laws of the State of California, and, where applicable and except as otherwise defined herein, terms used herein shall have the meanings given them in the California Uniform Commercial Code.

        15. Notice. Any written notice, consent or other communication provided for in this Security Agreement shall be delivered or sent by registered U.S. mail, with postage prepaid, to the following addresses:

        Secured Party:    Signal Pharmaceuticals, Inc.
                          5555 Oberlin Drive
                          San Diego, California 92121

       with a copy to:    J. Stephan Dolezalek
                          Brobeck, Phleger & Harrison
                          Two Embarcadero Place
                          2200 Geng Road
                          Palo Alto, California 94303

             Borrower:    Alan J. Lewis
                          c/o Signal Pharmaceuticals, Inc.
                          5555 Oberlin Drive
                          San Diego, California 92121


        Such addresses may be changed by written notice given as provided herein.


                                         /s/ ALAN J. LEWIS
                                        ----------------------------------------
                                        Borrower


                                       5.